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                       AIM INTERNATIONAL CORE EQUITY FUND
                              AIM REAL ESTATE FUND

                    (SERIES PORTFOLIOS OF AIM ADVISOR FUNDS)

                      Supplement dated October 31, 2002 to
           the Statement of Additional Information dated June 3, 2002 as supplemented June 3, 2002, June 7, 2002 and July 1, 2002


Effective November 1, 2002, the amount of dealer concessions that A I M Distributors, Inc. ("AIM Distributors") will pay dealers of record in connection with purchases of Class A shares of Category I and II Funds by qualified retirement plans ("Plans") that are Qualified Purchasers, as defined in the Statement of Additional Information and (i) which have at least 100 eligible employees or (ii) which execute all Plan transactions through a single omnibus account per fund by a financial institution or service organization which has entered into the appropriate agreement with AIM Distributors will change. Instead of the amounts currently set forth in the fund's Statement of Additional Information, AIM Distributors will pay 0.50% of the first $20,000,000 invested by such a Plan plus 0.25% of amounts in excess of $20,000,000, provided that the applicable dealer of record is able to establish that the Plan's purchase of Class A shares is a new investment. A "new investment" means a purchase payment consisting of funds that represent a new investment in the AIM Funds, rather than funds that represent the proceeds of one or more exchanges of shares that involved shares of an AIM Fund or funds that represent the proceeds of one or more retirement plan loan repayments that involved shares of an AIM Fund.


The following information immediately follows the section entitled "CALCULATION OF PERFORMANCE DATA - Alternative Total Return Quotations" on page 63 of the Statement of Additional Information:

         "Blended Average Annual Total Return Quotations and Blended Alternative Total Return

                  AIM International Core Equity Fund may use a restated or a blended performance calculation to derive certain performance data shown in this Statement of Additional Information and in the Fund's advertisements and other sales material. If the Fund's Class R shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of the Fund's Class A shares at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. If the Fund's Class R shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of the Fund's Class R shares since their inception and the restated historical performance of the Fund's Class A shares (for periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. If the Fund's Class R shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of the Fund's Class R shares.

                  A restated or blended performance calculation may be used to derive (i) the Fund's standardized average annual total returns over one, five and ten years (or since inception if less than ten years) and
         (ii) the Fund's non-standardized cumulative total returns over a stated period."